                                                                   Exhibit 10.17

                                 NitroMed, Inc.
                           Schedule of Warrantholders

                                                                     EXERCISE
        ISSUED TO                     DATE        SHARES (1)          PRICE
      -------------                ----------     ----------         --------
Aetna Life Insurance Co.           12/17/1997            163             0.08
Aetna Life Insurance Co.           12/17/1997            546             0.08
Aetna Life Insurance Co.           12/17/1997            274             0.08
Aetna Life Insurance Co.           12/17/1997            409             0.08
Aetna Life Insurance Co.           12/17/1997            409             0.08
Aetna Life Insurance Co.           12/17/1997            349             0.08
Aetna Life Insurance Co.           12/17/1997            291             0.08
Aetna Life Insurance Co.           12/17/1997            415             0.08
Aetna Life Insurance Co.           12/17/1997            582             0.08
Atlas Venture Fund II, L.P.         7/27/1994          7,811             0.08
Atlas Venture Fund II, L.P.         7/27/1994          2,343             0.08
Atlas Venture Fund II, L.P.         9/19/1994          3,905             0.08
Atlas Venture Fund II, L.P.        10/11/1994          5,859             0.08
Atlas Venture Fund II, L.P.        10/28/1994          5,859             0.08
Atlas Venture Fund II, L.P.        12/20/1994          8,332             0.08
Atlas Venture Fund II, L.P.         1/13/1995          4,999             0.08
Atlas Venture Fund II, L.P.         2/17/1995          4,166             0.08
Atlas Venture Fund II, L.P.         3/13/1995          5,940             0.08
Atlas Venture Fund II, L.P.         6/20/1995          7,812             0.08
Atlas Venture Fund II, L.P.         7/13/1995          3,906             0.08
Atlas Venture Fund II, L.P.         8/11/1995          3,906             0.08
Atlas Venture Fund II, L.P.         9/27/1995          3,906             0.08
Atlas Venture Fund II, L.P.        10/27/1995          3,906             0.08
Atlas Venture Fund II, L.P.         1/10/1996          7,542             0.08
Atlas Venture Fund II, L.P.          2/7/1996          7,543             0.08
Atlas Venture Fund II, L.P.         6/11/1996         15,388             0.08
Atlas Venture Fund II, L.P.         2/10/1997          6,250             0.08
Hudson Trust                        1/10/1996            225             0.08
Hudson Trust                         2/7/1996            221             0.08
Hudson Trust                        6/11/1996            318             0.08
Hudson Trust                        9/30/1996            111             0.08
Hudson Trust                       10/17/1996            111             0.08
Hudson Trust                       11/14/1996            111             0.08
Hudson Trust                       12/17/1996            111             0.08
Hudson Trust                        2/10/1997            111             0.08
M&G Equities, Inc.                  7/27/1994            158             0.08
M&G Equities, Inc.                  7/27/1994             47             0.08
M&G Equities, Inc.                  9/19/1994             72             0.08
M&G Equities, Inc.                 10/21/1994            119             0.08
M&G Equities, Inc.                 11/23/1994            119             0.08
M&G Equities, Inc.                  6/20/1995            520             0.08
M&G Equities, Inc.                  7/13/1995            260             0.08
M&G Equities, Inc.                  8/11/1995            260             0.08
M&G Equities, Inc.                  9/27/1995            260             0.08
M&G Equities, Inc.                 10/27/1995            260             0.08
M&G Equities, Inc.                  1/10/1996          2,582             0.08
M&G Equities, Inc.                   2/7/1996          2,560             0.08
M&G Equities, Inc.                  6/11/1996          4,140             0.08
M&G Equities, Inc.                  9/30/1996            150             0.08
M&G Equities, Inc.                 10/17/1996            150             0.08
M&G Equities, Inc.                 11/14/1996            150             0.08
M&G Equities, Inc.                  2/10/1997          1,250             0.08
Rho Management Trust II             8/22/2001          1,222             0.01
Rho Management Trust II             8/22/2001          1,222             0.01
Rho Management Trust II             8/22/2001          1,222             0.01
Rho Management Trust II             8/22/2001          1,222             0.01

                                 NitroMed, Inc.
                           Schedule of Warrantholders

                                                                     EXERCISE
        ISSUED TO                     DATE        SHARES (1)          PRICE
      -------------                ----------     ----------         --------
Rho Management Trust II             8/22/2001            569             0.01
Rho Management Trust II             8/22/2001          1,897             0.01
Rho Management Trust II             8/22/2001            953             0.01
Rho Management Trust II             8/22/2001          1,423             0.01
Rho Management Trust II             8/22/2001          1,423             0.01
Rho Management Trust II             8/22/2001            366             0.01
Rho Management Trust II             8/22/2001            305             0.01
Rho Management Trust II             8/22/2001            435             0.01
Rho Management Trust II             8/22/2001            611             0.01
Rho Management Trust II             8/22/2001          1,212             0.01
Rho Management Trust II             8/22/2001          1,734             0.01
Rho Management Trust II             8/22/2001            867             0.01
Rho Management Trust II             8/22/2001            867             0.01
Rho Management Trust II             8/22/2001            867             0.01
Rho Management Trust II             8/22/2001            867             0.01
Rho Management Trust II             8/22/2001          1,190             0.01
Rho Management Trust II             8/22/2001          1,222             0.01
Rho Management Trust II             8/22/2001          2,464             0.01
TOTAL:                                               151,347

(1) Warrants issued prior to the Company's 8 for 1 reverse stock split on April 4, 1997 reflect post-split amounts.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

           THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                   EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT

Warrant No. __                                        Number of Shares: ________
                                                       (subject to adjustment)
Date of Issuance: ______

                                 NITROMED, INC.

                          COMMON STOCK PURCHASE WARRANT

                             (Void after __________)

     NitroMed, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies and agrees that ________________ or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before _________ at not later than 5:00 p.m. (Boston, Massachusetts time), ______ shares of Common Stock, $.01 par value per share, of the Company, at a purchase price of $.01 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Exercise Price," respectively. The term "Warrant" as used herein shall include this Warrant and any other warrants delivered in substitution or exchange therefor, as provided herein.

     1.   EXERCISE.

          (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the Notice of Exercise form appended hereto duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Exercise Price payable in respect of the number of shares of Warrant Shares purchased upon such exercise.

          (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (c) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

                (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.

          (d) Notwithstanding anything to the contrary contained in the first paragraph of this Warrant, Section 1(a) or this Section 1(d), the Registered Holder shall have the right to exercise this Warrant to receive shares of Common Stock equal to the value (as determined below) of this Warrant by surrender of this Warrant at the Company's office, together with the Notice of Exercise in substantially the form attached hereto (the "Notice of Exercise"), without any payment by wire transfer, cash, check or cancellation of indebtedness, in which event the Company shall issue to the Registered Holder a number of shares of Common Stock computed using the following formula:

              X    =      Y(A-B)
                          ------
                             A

Where:        X    =  The number of shares of Common Stock to be issued to the
                      Registered Holder.

              Y    =  The number of shares of Common Stock under this Warrant.

              A    =  The fair market value of one share of Common Stock.

              B    =  Exercise Price.

     As used herein, the fair market value of the Common Stock shall mean, with respect to each share of Common Stock, the average of the closing prices of the Company's Common Stock sold on all securities exchanges on which the Common Stock may at the time be listed (including, for this purpose, the Nasdaq National Market), or, if at any time the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 p.m., New York City time, or, if at any time the Common Stock is not quoted in the Nasdaq System, the average of the highest bid and lowest asked price in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case on the day on which the Notice of Exercise is received or if no sales of the Common Stock have occurred on such date, on the next preceding date on which there were such sales. If at any time the Common Stock is not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, the fair market value of the Common Stock shall be the highest price per share which the Company could obtain from a willing buyer (who is not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless (i) the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of the Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share of Common Stock pursuant to the Company's acquisition; or (ii) the Registered Holder shall purchase such shares in conjunction with the initial underwritten public offering of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, in which case, the fair market value of the shares of Common Stock subject to this Warrant shall be the price at which all registered shares of Common Stock are sold to the public in such offering.

     2. ADJUSTMENTS. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

          (a) STOCK DIVIDEND, SPLIT OR SUBDIVISION OF SHARES. If the number of shares of Common Stock outstanding at any time after the date hereof is increased or deemed increased by a stock dividend payable in shares of Common Stock or other securities convertible into or exchangeable for shares of Common Stock ("Equivalents") or by a subdivision or split-up of shares of Common Stock or Equivalents (other than a change in par value, from par value to no par value or from no par value to par value), then, following the effective date fixed for the determination of holders of Common Stock or Equivalents entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased (but in no event shall the Exercise Price be decreased below the par value of the Common Stock issuable upon exercise of this Warrant) and the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares (on a fully diluted basis).

          (b) COMBINATION OF SHARES. If, at any time after the date hereof, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock (other than a change in par value, from par value to no par value or from no par value to par value), then, following the effective date for such combination, the Exercise Price shall be appropriately increased and the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares.

          (c) REORGANIZATIONS, CONSOLIDATIONS, ETC. In the event, at any time after the date hereof, of any capital reorganization, or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another person (other than consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the powers, designations, preferences and rights, or the qualifications, limitations or restrictions, if any, of the capital stock of the Company as amended from time to time) or of the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person (any such transaction, an "Extraordinary Transaction"), then this Warrant shall be exercisable for the kind and number of shares of stock or other securities or property of the Company, or of the corporation resulting from or surviving such Extraordinary Transaction, that a holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon exercise of this Warrant would have been entitled to receive upon such Extraordinary Transaction. The provisions of this
Section 2(c) shall similarly apply to successive Extraordinary Transactions.

          (d) OTHER SITUATIONS. If a state of facts shall occur that, without being specifically controlled by the provisions of this Section 2, would not fairly protect the exercise rights of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise rights.

          (e) SUBSEQUENT SALE OF STOCK. If the Company shall, at any time or from time to time after the date of issuance of this Warrant, issue any shares of Common Stock or other securities convertible into, or exchangeable or exercisable for, shares of Common Stock, in each case other than Excluded Stock (as defined in the Restated Certificate of Incorporation of the Company as amended from time to time) for a consideration per share less than the applicable Exercise Price in effect immediately prior to the issuance of such Common Stock, or other securities, the Exercise Price in effect immediately prior to each such issuance shall automatically (except as otherwise provided in this Section 2(e)) be lowered to a price equal to the consideration per share received by the Company upon such issuance. This Warrant shall thereafter be exercisable for that number of shares of Common Stock which shall be computed by multiplying the number of shares of Common Stock previously issuable under this Warrant by the quotient of the Exercise Price in effect immediately prior to such sale divided by the Exercise Price, as adjusted hereby. For the purposes of any adjustment of the Exercise Price pursuant to this Section 2(e), the calculation of the consideration received by the Company shall be as provided in
Section 2(h) below.

          (f) CALCULATIONS. All calculations under this Section shall be made to the nearest one-hundredth of a cent ($.0001) or to the nearest one-hundredth of a share, as the case may be.

          (g) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment pursuant to this Section 2, the Company at its own expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Registered Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise

Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

          (h)   CALCULATING CONSIDERATION RECEIVED FOR NEW STOCK.

                (i) In the case of the issuance of Common Stock in whole or in part for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof, plus the value of any property other than cash received by the Company, determined as provided in paragraph (ii) below.

                (ii) In the case of the issuance of Common Stock for a consideration in whole or in part in property other than cash, the value of the such property or consideration other than cash shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors of the Company, irrespective of any accounting treatment.

                (iii) In the case of the issuance of Common Stock for consideration in whole or in part other than cash or property, the value of such consideration shall be deemed to be the aggregate par value of such Common Stock (or the aggregate stated value if such Common Stock has no par value), less the value of any other consideration received by the Company, determined as provided in paragraphs (i) and (ii) above.

                (iv) In the case of the issuance of options or other rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or other rights to subscribe for such convertible or exchangeable securities:

                        (A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in paragraphs (i), (ii) and (iii) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby (the consideration in each case to be determined in the manner provided in paragraphs (i), (ii) and (iii) above);

                        (B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraphs (i), (ii) and (iii) above;

                        (C) if there is any change in the exercise price of, or number of shares deliverable upon exercise of, any such options or rights or upon the conversion or exchange of any such convertible or exchangeable securities (other than a change resulting from the antidilution provisions thereof), then the Exercise Price shall automatically be readjusted in proportion to such change; and

                        (D) upon the expiration of any such options or rights or the termination of any such rights to convert or exchange such convertible or exchangeable securities, the Exercise Price shall be automatically readjusted to the Exercise Price that would have obtained had such options, rights or convertible or exchangeable securities not been issued.

     3. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value for each share of the Company's Common Stock, determined in accordance with Section 1(d) hereof.

     4.   REQUIREMENTS FOR TRANSFER.

          (a) WARRANT REGISTER. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Registered Holder or Registered Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change, and the Company shall promptly make such change. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary, PROVIDED, HOWEVER, that if and when this Warrant is properly assigned in blank, the Company may, but shall not be obligated to, treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. This Warrant shall be transferable, including as to an Investor as defined in the Stockholders' Agreement, dated as of December 3, 1993, by and among the Company and the other signatories thereto, as amended (the "Stockholders' Agreement"), among members of such Investor's Group (as defined in Section 1 of the Stockholders' Agreement), subject to the provisions of
Section 3 of the Stockholders' Agreement; provided, however, that the notice described in Section 3.3 of the Stockholders' Agreement may also be accompanied by, and a Transfer (as defined in the Stockholders' Agreement) of this Warrant may be effected in the event that the Registered Holder delivers to the Company (unless waived by the Company), a representation letter of the Registered Holder, in lieu of an opinion of counsel, reasonably satisfactory to the Company setting forth facts which establish the basis to conclude that the sale or transfer is exempt from the registration requirements of the Act (a "Representation Letter"); and provided further that no such Representation Letter shall be required in the event of a Transfer described in Sections 3.3(y) and (z) of the Stockholders' Agreement.

          (b) WARRANT AGENT. The Company may, by written notice to the Registered Holder, appoint an agent (with its principal place of business in Boston, Massachusetts or New York, New York) for the purpose of maintaining the Warrant Register referred to in Section 4(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, may be made at the office of such agent.

          (c) RESTRICTIONS ON TRANSFER. The Registered Holder of this Warrant by acceptance hereof agrees that the transfer of this Warrant and the Warrant Shares are subject to the provisions of Section 3 of the Stockholders' Agreement which include restrictions on transfer of the Warrant Shares solely for the purpose of compliance with securities laws, and any transferee hereof shall, by acceptance of this Warrant or the shares of Common Stock issued pursuant to this Warrant, agree to by bound by Section 3 of the Stockholders' Agreement. Subject to the provisions of Section 3 of the Stockholders' Agreement and this Section 4, this Warrant and all rights hereunder are transferable, in whole or in part, upon the surrender of this Warrant with a properly executed assignment (in substantially the form attached hereto) at the principal office of the Company.

          (d) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment attached hereto and subject to the provisions of this Warrant and Section 3 of the Stockholders' Agreement and with the limitations on assignments and transfers as contained in this Section 4, the Company at its expense shall issue to or on the order of the Registered Holder a new warrant or warrants of like tenor, in the name of the Registered Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

     5. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times carry out all such terms and take all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     6. LIQUIDATING DIVIDENDS. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

     7.   NOTICES OF RECORD DATE, ETC. In case:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the record date or effective date for the event specified in such notice.

     8. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     9. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     10. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     11. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     12. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     13. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     14. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     15. CERTIFICATE. Upon request by the Registered Holder of this Warrant, the Company shall promptly deliver to such holder a certificate executed by its President or Chief Financial officer setting forth the total number of outstanding shares of capital stock, convertible debt instruments and options, rights, warrants or other agreements relating to the purchase of such capital stock or convertible debt instruments, together with its calculation of the number of shares remaining available for issuance upon exercise of this Warrant, and a certificate of the accuracy of the statements set forth therein.

     16. INJUNCTIVE RELIEF. The parties agree that any breach of this Warrant by the Company is likely to cause the Registered Holder irreparable damage and, therefore, in the event of any such breach, the Company agrees that the Registered Holder shall be entitled, in addition to such other remedies which may be available, to specific performance and other injunctive relief.

                                 NITROMED, INC.


                                 By:
                                        ------------------------------------
                                        President and Chief Executive Officer

[Corporate Seal]
ATTEST:

--------------------
Secretary

                             NOTICE OF EXERCISE FORM

To:                                            Dated:
   -------------------------------                   ---------------------------

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. __), hereby irrevocably elects to purchase ________ shares of the Common Stock covered by such Warrant and herewith makes payment of $__________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

                                            Signature:
                                                      --------------------------

                                            Address:
                                                      --------------------------

                                                      --------------------------

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED, hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. __) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                 Address                        No. of Shares
----------------                 -------                        -------------





Dated:                           Signature:
      -----------------------              -------------------------------------

Dated:                           Witness:
      -----------------------              -------------------------------------